Recent accounting pronouncements not yet adopted	12 Months Ended
Dec. 31, 2013
Accounting Changes and Error Corrections [Abstract]
Recent accounting pronouncements not yet adopted
Recent accounting pronouncements not yet adopted
a) Income Taxes
In July 2013, the FASB issued ASU No. 2013-11, Income Taxes (Topic 740): Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carry Forward Exists. This accounting standard eliminates the diversity in practice in the presentation of unrecognized tax benefits. The amendments in this ASU provide guidance on the financial statement presentation of an unrecognized tax benefit when a net operating loss carry forward, similar tax loss, or tax credit carry forward exists. This ASU will be effective commencing January 1, 2014. The adoption of this standard is not expected to have a material impact on the Company's consolidated financial statements.